U.S. SECURITIES AND EXCHANGE
                           COMMISSION WASHINGTON, D.C.
                                      20549
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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

       Date of Report (Date of earliest event reported): November 8, 2006

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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


    DELAWARE                      0 - 32093                91-2022980
 -----------------                ------------          -------------------
 (State or other                  (Commission                 (I.R.S.
   jurisdiction                   File Number)          Identification No.)
 of incorporation)


               1601-B ALTON PARKWAY, UNIT B
                     IRVINE, CALIFORNIA                    92606
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           (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (949) 757-0855
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                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on
Form 8-K to report the following:

Item 8.01 Other Events

On November 8, 2006, we announced in a press release a distributorship agreement with Bartlett Nuclear, Inc., granting Bartlett Nuclear Inc. the exclusive right to purchase, inventory and promote for resale our AtometerTM explosive detectors and related software and services to commercial nuclear power plants throughout North America for a period of one year, which term may be extended upon mutual approval.

A copy of the executed Exclusive Distributorship Agreement with governing terms and conditions, between Bartlett Nuclear, Inc. and HiEnergy Technologies, Inc. darted November 3, 2006, is attached as Exhibit 10.160 to this Current Report.

Item 9.01  Financial Statements and Exhibits.

10.160 Copy of Exclusive Distributorship Agreement dated November 3, 2006 with governing terms and conditions between Bartlett Nuclear, Inc. and HiEnergy Technologies, Inc.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



HIENERGY TECHNOLOGIES, INC.


November 8, 2006                            By: /s/ Roger W.A. Spillmann
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(Date)                                      Name:  Roger W.A. Spillmann,
                                            President & CEO